                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 28, 2003
                                                 ------------------

                          Hudson Valley Holding Corp.
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)



       New York                     0-30525                13-3148745
-------------------------         ------------         -------------------
(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)

  21 Scarsdale Road, Yonkers New York                   10707
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (914) 961-6100
                                                   ----------------

 Not applicable
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(Former name or former address, if changed since last report.)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description
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
99.1            Press release dated October 28, 2003 issued by Hudson Valley
                Holding Corp.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2003, the registrant issued a press release reporting its financial results for the nine months ended September 30, 2003 and announcing the declaration of a cash dividend to all shareholders of record as of the close of business November 7, 2003. A copy of the press release is attached hereto as
Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. We have attempted to identify forward-looking statements by terminology including "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should" or "will" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, that may cause our or the banking industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Exchange Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       HUDSON VALLEY HOLDING CORP.

                                       By: /s/ Stephen R. Brown
                                           ---------------------------------
                                           Stephen R. Brown
                                           Senior Executive Vice President,
                                           Chief Operating Officer,
                                           Chief Financial Officer


October 29, 2003